Exhibit 3

                       AMENDMENT NO. 2 TO RIGHTS AGREEMENT


            Amendment No. 2, dated as of July 6, 2003 (the "Amendment"), between NAUTICA ENTERPRISES, INC., a Delaware corporation (the "Company"), and MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

            WHEREAS, the Company and the Rights Agent entered into a Rights Agreement, dated as of November 2, 2001, as amended by Amendment No. 1, dated as of June 26, 2003 (the "Rights Agreement");

            WHEREAS, the Company intends to enter into an Agreement and Plan of Merger with VF Corporation, a Pennsylvania corporation ("Parent"), and Voyager Acquisition Corporation, a Delaware corporation and a wholly-owed subsidiary of Parent ("Merger Subsidiary");

            WHEREAS, the Company has been advised that Harvey Sanders, the Harvey Sanders Grantor Retained Income Trust and David Chu intend to enter into a Voting Agreement with Parent and Merger Subsidiary; and

            WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 28 of the Rights Agreement;

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

            1. AMENDMENT TO DEFINITION OF ACQUIRING PERSON. Section 1(a) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

            Notwithstanding anything to the contrary in this Agreement, (A) neither Parent, Merger Subsidiary nor any of their respective Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of (x) the execution and delivery of the Merger Agreement, (y) the acquisition of Common Shares pursuant to the Merger Agreement or (z) the consummation of the other transactions contemplated in the Merger Agreement and (B) neither Parent, Merger Subsidiary, Harvey Sanders, the Harvey Sanders Grantor Retained Income Trust, David Chu nor any of their respective Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of (x) the execution and delivery of the Voting Agreement or
            (y) any actions taken or effected pursuant to the Voting Agreement (each of the events set forth in the foregoing clauses (A) and (B), an "Exempt Event").

            2. NEW DEFINITIONS. Section 1 of the Rights Agreement is hereby amended to add the following defined terms at the end thereof:

                  (ii)  "Exempt  Event"  shall  have the  meaning  set  forth in
            Section 1(a) hereof.

                  (jj) "Merger  Agreement"  shall mean the Agreement and Plan of
            Merger dated as of July 7, 2003 among the Company, VF Corporation, a Pennsylvania corporation ("Parent"), and Voyager Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary") (as it may be amended or supplemented from time to time).

                  (kk) "Merger  Subsidiary"  shall have the meaning set forth in
            Section 1(jj) hereof.

                  (ll) "Parent" shall have the meaning set forth in Section 1(jj) hereof.

                  (mm) "Voting  Agreement" shall mean the Voting Agreement dated as of July 7, 2003 among Parent, Merger Subsidiary, Harvey Sanders, the Harvey Sanders Grantor Retained Income Trust and David Chu (as it may be amended or supplemented from time to time).

            3. AMENDMENT TO DEFINITION OF FINAL EXPIRATION DATE. Section 7(a) of the Rights Agreement is hereby amended by replacing clause (i) thereof with the following (and Exhibit B to the Rights Agreement shall be deemed amended accordingly):

            (i) (x) the Close of Business on November 12, 2011 or (y) the time immediately prior to the Effective Time (as defined in the Merger
            Agreement) (the earlier to occur of (x) and (y), the "Final Expiration Date").

The Company hereby agrees to promptly notify the Rights Agent after the occurrence of the Effective Time stating that the Final Expiration Date has occurred.

            4. AMENDMENT TO SECTION 13(A). Section 13(a) of the Rights Agreement is hereby amended by adding the following sentence at the end thereof:

            Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 13 and Section 14 hereof shall not apply to any Exempt Event.

            5. AMENDMENT TO SECTION 31. Section 31 of the Rights Agreement is hereby amended by adding the following sentence at the end thereof:

            Notwithstanding the foregoing, nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedy or claim under this Agreement in connection with any Exempt Event.

            6. MISCELLANEOUS. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby. The amendments to the Rights Agreement set forth herein shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same instrument. Headings of the several Sections of the Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within such State; PROVIDED, HOWEVER, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                        NAUTICA ENTERPRISES, INC.



                                        By: /S/ WAYNE A. MARINO
                                            ------------------------------------
                                            Name:  Wayne A. Marino
                                            Title: Senior Vice President &
                                                   Chief Financial Officer


                                        MELLON INVESTOR SERVICES LLC,
                                        as Rights Agent



                                        By: /S/ CONSTANCE ADAMS
                                            ------------------------------------
                                            Name:  Constance Adams
                                            Title: Assistant Vice President